UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2012

VIASYSTEMS GROUP, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road

St. Louis, MO 63105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 3, 2012, DDi Corp., a Delaware corporation (“DDi”), Viasystems Group, Inc., a Delaware corporation (“Viasystems”), and Victor Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Viasystems (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions therein, merge with and into DDi, and DDi will be the surviving corporation in the merger and a wholly owned subsidiary of Viasystems (the “Merger”). The Board of Directors of Viasystems and DDi have each unanimously approved the Merger Agreement and the Merger.

On the same day, Viasystems Technologies Corp., L.L.C., (“Technologies”), Viasystems Corporation (“Viasystems Corp.” and, together with Technologies, the “Borrowers”), Viasystems, Inc. (“Viasystems Inc.”), Viasystems International, Inc. (“International”), Merix Asia, Inc. (“Asia” and together with Viasystems Inc. and International, the “Guarantors”), entered into Amendment No. 4 to Loan and Security Agreement and Consent (“Amendment No. 4”) by and among the Borrowers, the Guarantors, the parties thereto from time to time as lenders (the “Lenders”) and Wells Fargo Capital Finance, LLC, as administrative agent for the Lenders (the “Agent”), in respect of the Loan and Security Agreement, dated as of February 16, 2012, by and among the Borrowers, the Guarantors, the Agent and the Lenders.

Pursuant to Amendment No. 4, the Lenders consented to Merger Sub’s entry into the Merger Agreement and consummation of the Merger, subject to the satisfaction of the conditions set forth in Amendment No. 4. Amendment No. 4 also permits Viasystems Inc. to incur debt to finance the Merger and to refinance all or part of the 12.00% Senior Secured Notes Due 2015 of Viasystems Inc., subject to the satisfaction of the conditions set forth in Amendment No. 4. A copy of Amendment No. 4 is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of Amendment No. 4 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 4, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 4, by and among Technologies and Viasystems Corp., as Borrowers, Viasystems, Inc., International and Asia, as Guarantors, and the Agent

Forward-Looking Statements

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Viasystems regarding future events and are subject to significant risks and uncertainty. Statements regarding our expected performance in the future are forward-looking statements. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Viasystems undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except required by law. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Viasystems or DDi stock.

These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to consummate the requisite financing or secure regulatory approvals at all or in a timely manner; the ability of Viasystems to successfully integrate DDi’s operations, product lines and technology and realize additional opportunities for growth; and the other risks and important factors contained and identified in Viasystems’s most recent Annual Report on Form 10-K filed by Viasystems with the SEC on February 15, 2012, and other SEC filings of Viasystems, that could cause actual results to differ materially from the forward-looking statements.

The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K. Viasystems does not undertake any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

DDi intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with Viasystems. The definitive proxy statement will be sent or given to the stockholders of DDi and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by DDi with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from DDi by contacting Investor Relations by telephone at (714) 688-7200, or by going to DDi’s Investor Relations page on its corporate web site at www.ddiglobal.com.

Participants in the Solicitation

DDi and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DDi stockholders in connection with the proposed merger. Information about Viasystems’s directors and executive officers is set forth in Viasystems’s proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on March 21, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 15, 2012. These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attention: Investor Relations, or by going to Viasystems’s Investor Relations page on its corporate web site at www.viasystems.com. Information about DDi’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. This document is available free of charge from the SEC at the SEC’s web site at www.sec.gov or at a public reference room, the location of which you can find by calling the SEC at (800) SEC-0330, and from DDi by contacting Investor Relations by telephone at (714) 688-7200, or by going to DDi’s Investor Relations page on its corporate web site at www.ddiglobal.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that DDi intends to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.

By:	/s/ Christopher R. Isaak
Christopher R. Isaak
Vice President, Corporate Controller and Chief Accounting Officer

Date: April 9, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 4 to Loan and Security Agreement, dated as of April 3, 2012, by and among Viasystems Technologies, Corp., L.L.C. and Viasystems Corporation, as Borrowers, Viasystems, Inc., Viasystems International, Inc. and Merix Asia, Inc., as Guarantors, and Wells Fargo Capital Finance, LLC, as Agent and Lender